UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  October 2, 2003

CHARLES RIVER ASSOCIATES INCORPORATED

(Exact name of registrant as specified in its charter)

Massachusetts	000-24049	04-2372210
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS employer identification no.)

200 Clarendon Street, Boston, Massachusetts		02116
(Address of principal executive offices)		(Zip code)

Registrant’s telephone number, including area code: (617) 425-3000

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(c)  Exhibits

Number	Description

99.1	Press release dated October 2, 2003

Item 12.  Results of Operations and Financial Condition.

On October 2, 2003, we issued a press release reporting our financial results for our fiscal quarter ended September 5, 2003.  A copy of the press release is set forth as Exhibit 99.1 and is incorporated by reference herein.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHARLES RIVER ASSOCIATES INCORPORATED

Dated: October 2, 2003	By:	/s/ James C. Burrows
James C. Burrows
President and Chief Executive Officer

EXHIBIT INDEX

Number	Description

99.1	Press release dated October 2, 2003